SUPPLEMENT TO THE PROSPECTUSES OF

EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Equity Index Fund (“Equity Index Fund”) and Evergreen Large Cap Equity Fund (“Large Cap Equity Fund”) (collectively, the “Funds”)

The Board of Trustees of the Evergreen Funds, at a meeting held on August 22, 2005, approved a proposal to (i) reduce the maximum sales charge for Class A shares from 5.75% to 4.75%, (ii) reduce the Funds’ Rule 12b-1 fee for the Class A shares from 0.30% to 0.25% and (iii) increase the new account minimum investment amount to $25,000 for Class A, B and C shares. These changes are scheduled to become effective on December 1, 2005.

(i)            The section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised to reflect a change in the Shareholder Fees as follows:

Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of the offering price)	4.75%[3]

3 Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

                In addition, the following paragraph is restated and the table below is added to the Class A share description under the section entitled “How to Choose the Share Class that Best Suits You” in the Funds’ prospectuses:

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 5.75% (except for Equity Index Fund and Large Cap Equity Fund, which charges up to 4.75%), but you do not pay a contingent deferred sales charge (except in limited circumstances described below).  In addition, Class A shares are subject to an expense known as 12b-1 fees.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Commission as a % of Offering Price
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000[1]

1 Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

(ii)           The table entitled “Annual Fund Operating Expenses” in the section entitled “FEES AND EXPENSES” in Equity Index Fund’s prospectus is revised to reflect the reduction in the Rule 12b-1 fee as follows:

Class A
Management Fees	0.31%(5)
12b-1 Fees	0.25%(5)
Other Expenses	0.37%
Total Fund Operating Expenses	0.93%(5)(6)

5 Restated to reflect current fees.

6 The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios.  The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Fund Operating Expenses were 0.56% for Class A.

(ii)           The table entitled “Annual Fund Operating Expenses” under the section entitled “FEES AND EXPENSES” in Large Cap Equity Fund’s prospectus, is revised to reflect the change in the Management Fee (as described more fully below) and Rule 12b‑1 Fee as follows:

	Class A	Class B	Class C	Class I	Class IS
Management Fees(5)(6)	0.45%	0.45%	0.45%	0.45%	0.45%
12b-1 Fees	0.25%(6)	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Total Fund Operating Expenses(5)(6)	0.91%	1.66%	1.66%	0.66%	0.91%

5 In general, the Fund pays a monthly base management fee at an annual rate of 0.30%. The monthly base management fee will be increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Fund’s Class I shares exceed the return of the Standard & Poor’s 500 Index (the “S&P 500”) (plus 0.25%). Similarly, the monthly base management fee will be decreased, down to a minimum annual rate of 0.15%, by one-half of the amount by which the Fund’s investment return is less than the return of the S&P 500 (minus 0.25%). The fee is paid monthly and calculated on the basis of a rolling 36-month period (subject to transition rules during the first 36 months after its implementation). See the Statement of Additional Information for a detailed description of the calculation of the management fee.

6 Restated to reflect current fees. Total Fund Operating Expenses will vary depending on the Management Fee, as described above.

                The Class A share information in the table entitled “Example of Fund Expenses” in the section of Equity Index Fund’s prospectus entitled “FEES AND EXPENSES” is revised as follows:

After:	Class A
1 year	$565
3 years	$757
5 years	$965
10 years	$1,564

                The table entitled “Example of Fund Expenses” in the section of Large Cap Equity Fund’s prospectus entitled “FEES AND EXPENSES” is revised as follows:

Assuming Redemption At End of Period

Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 year	$563	$669	$269	$67	$93	$169	$169
3 years	$751	$823	$523	$211	$290	$523	$523
5 years	$955	$1,102	$902	$368	$504	$902	$902
10 years	$1,541	$1,766	$1,965	$822	$1,120	$1,766	$1,965

(iii)          The “HOW TO BUY SHARES” table in the Funds’ prospectuses is revised to reflect a change in the minimum initial purchase as follows:

	Minimum Initial Purchase of Class A, B and C Shares(1)	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$1,000(2)(3)(4)	$1,000,000(2)(3)(5)	None
IRAs	$250(3)

N/A(5)

None
Systematic Investment Plan	$50(3)	N/A(5)	$25/monthly (for Classes A, B and C)(5)

1 The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2 The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount.

3 Minimum initial purchase amount for Equity Index Fund and Large Cap Equity Fund is $25,000.  Shareholders of Equity Index Fund and Large Cap Equity Fund who held shares in a registered name prior to December 1, 2005 may continue to retain a minimum balance of $1,000.

4 This minimum initial purchase amount does not apply to former Class Y shareholders, former SouthTrust funds shareholders, former Vestaur Securities Fund shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients.

5 Former Class Y shareholders may invest at the Class A, B and C share amounts.

II.            Evergreen Large Cap Equity Fund (“Large Cap Equity Fund”)

                The Board of Trustees of the Evergreen Funds, at a meeting held on September 20-22, 2005, approved a proposal to change Large Cap Equity Fund’s investment advisory fee from its current fee based solely on a percentage of Large Cap Equity Fund’s assets to a performance based fee (as more fully described above). This change is scheduled to become effective on December 1, 2005.

September 27, 2005                                                                                                                              574522 (9/05)